SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /_/
     Pre-Effective Amendment No. __                                      /_/

     Post-Effective Amendment No. 42                                     /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /_/

     Amendment No. 42                                                    /X/



                       THE DREYFUS/LAUREL FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)

                        200 Park Avenue - 55th floor
                          New York, New York 10166
             (Address of Principal Executive Office) (ZIP Code)

     Registrant's Telephone Number, including Area Code: (800) 225-5267

                              John E. Pelletier
                                  Secretary
                       The Dreyfus/Laurel Funds, Inc.
                        200 Park Avenue - 55th floor
                          New York, New York 10166
                   (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as possible after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):
/X/ immediately upon filing pursuant to paragraph (b)

/ / on (date) pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)
/_/ on (date) pursuant to paragraph (a)(1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_/ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
/_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended October 31, 1995 was filed with the Commission on December 28, 1995.

                       The Dreyfus/Laurel Funds, Inc.
                Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A      Caption                  Prospectus Caption

1.             Cover Page               Cover Page

2.             Synopsis                 Expense Summary

3.             Condensed Financial      Financial Highlights
               Information

4.             General Description of   Description of the Fund--Investment
               Registrant               Objective, Management Policies,
                                        Investment Techniques, Certain
                                        Portfolio Securities; General
                                        Information

5.             Management of the Fund   Management of the Fund

6.             Capital Stock and Other  Description of the Fund--General;
               Securities               Dividends, Other Distributions and
                                        Taxes; Shareholder Services--
                                        Dreyfus Dividend Options; General
                                        Information

7.             Purchase of Securities   Expense Summary; Management of the
               Being Offered            Fund; How to Buy Fund Shares;
                                        Distribution Plan (Investor Shares
                                        Only); Shareholder Services

8.             Redemption or            How to Redeem Fund Shares;
               Repurchase               Shareholder Services--Automatic
                                        Withdrawal Plan

9.             Pending Legal            Not Applicable
               Proceedings





                       The Dreyfus/Laurel Funds, Inc.
                Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part B of                               Statement of Additional
Form N-1A      Caption                  Information Caption

10.            Cover Page               Cover Page

11.            Table of Contents        Table of Contents

12.            General Information      Cover Page
               History

13.            Investment Objectives    Investment Objective and Management
               and Policies             Policies--Portfolio Securities,
                                        Management Policies, Investment
                                        Restrictions

14.            Management of the Fund   Directors and Officers

15.            Control Persons and      Controlling Shareholder;
               Principal Holders of     Directors and Officers
               Securities

16.            Investment Advisory      Management Arrangements;
               and Other Services       Distribution Plan; Custodian,
                                        Transfer and Dividend Disbursing
                                        Agent, Counsel and Independent
                                        Auditors

17.            Brokerage Allocation     Portfolio Transactions
               and Other Practices

18.            Capital Stock and Other  Cover Page; Information About the
               Securities               Fund; (See Prospectus Captions:
                                        Description of the Fund--General;
                                        General Information)

19.            Purchase, Redemption     Purchase of Fund Shares; Redemption
               and Pricing of           of Fund Shares; Shareholder
               Securities Being         Services; Determination of Net
               Offered                  Asset Value

20.            Tax Status               Dividends, Other Distributions and
                                        Taxes

21.            Underwriters             (See Prospectus Caption: Management
                                        of the Fund)

22.            Calculation of           Performance Information
               Performance Data

23.            Financial Statements     Not Applicable



                       The Dreyfus/Laurel Funds, Inc.
                    Contents of Post-Effective Amendment

This Post-Effective Amendment to the Registration Statement on Form N-1A for The Dreyfus/Laurel Funds, Inc. (the "Registrant") contains the following documents:

Facing Sheet

Cross-Reference Sheet

Part A -  Prospectus

Dreyfus Bond Market Index Fund
Dreyfus Disciplied Stock Fund

Part B -  Statement of Additional Information

Dreyfus Bond Market Index Fund
Dreyfus Disciplied Stock Fund

Part C - Other Information

Dreyfus Bond Market Index Fund
Dreyfus Disciplied Stock Fund

Signatures



______________________________________________________________________________

PROSPECTUS                                                   FEBRUARY 28, 1996

                        DREYFUS BOND MARKET INDEX FUND
______________________________________________________________________________
        DREYFUS BOND MARKET INDEX FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL BOND MARKET INDEX FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING MELLON BANK AND ITS AFFILIATES) (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.

        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        YOU CAN PURCHASE OR REDEEM FUND SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED FEBRUARY 28, 1996 WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.

______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________
                             TABLE OF CONTENTS
          EXPENSE SUMMARY.................................                 4
          FINANCIAL HIGHLIGHTS............................                 5
          DESCRIPTION OF THE FUND.........................                 7
          MANAGEMENT OF THE FUND..........................                12
          HOW TO BUY FUND SHARES..........................                14
          SHAREHOLDER SERVICES............................                17
          HOW TO REDEEM FUND SHARES.......................                20
          DISTRIBUTION PLAN (INVESTOR SHARES ONLY)........                22
          DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                23
          PERFORMANCE INFORMATION.........................                24
          GENERAL INFORMATION.............................                25
      Page 2
[This Page Intentionally Left Blank]
      Page 3

                               EXPENSE SUMMARY
                                                                    INVESTOR SHARES            CLASS R SHARES
                                                                    _______________            ______________
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases................                   none                      none
Maximum Sales Load Imposed on Reinvestments............                   none                      none
Deferred Sales Load....................................                   none                      none
Redemption Fee.........................................                   none                      none
Exchange Fee...........................................                   none                      none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fee ........................................                   0.40%                     0.40%
12b-1 Fee(1)...........................................                   0.25%                     none
Other Expenses.........................................                   0.00%                     0.00%
                                                                        ________                   ______
Total Fund Operating Expenses .........................                   0.65%                     0.40%

EXAMPLE:
              An investor would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:
                                                                      INVESTOR SHARES        CLASS R SHARES
                                                                     ________________        _______________
                            1 YEAR                                         $  7                    $ 4
                            3 YEARS                                        $21                     $13
                            5 YEARS                                        $36                     $22
                            10 YEARS                                       $81                     $51


(1) See "Distribution Plan (Investor Shares Only)" for a description of the Fund's Distribution Plan for the Investor shares.



______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investors Shares Only)."


        The Company understands that banks, securities dealers or other financial institutions (including Mellon Bank and its affiliates) (collectively, "Agents") may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.

      Page 4
                         FINANCIAL HIGHLIGHTS

        The tables below are based upon a single Investor share or Class R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995 which is incorporated by reference in the SAI, and that have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

DREYFUS BOND MARKET INDEX FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                             YEAR                                 PERIOD
                                                                             ENDED                                ENDED
                                                                             10/31/95                           0/31/94#
_________________________________________________________________________________________________________________________________
Net asset value, beginning of period                                           $9.15                             $9.44
                                                                               ------                            ------
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                                  0.55                              0.24
         Net realized and unrealized loss on investments                        0.78                             (0.28)
                                                                               ------                            ------
         TOTAL FROM INVESTMENT OPERATIONS                                      1.33                              (0.04)
LESS DISTRIBUTIONS:
         Distributions from net investment income                             (0.55)                             (0.25)
                                                                               ------                            ------
Net asset value, end of period                                                 $9.93                             $9.15
                                                                              =======                            ======
TOTAL RETURN++                                                                 15.01%                           (0.46)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                                  $207                               $38
         Ratio of operating expenses to average net assets                       .65%                            0.65%+
         Ratio of net investment income to average net assets                   5.77%                            4.81%+
         Portfolio turnover rate                                               40.16%                            .188%
_________________________________________________________________________________________________________________________
  *  The Fund commenced selling Investor shares on April 28, 1994.
  +  Annualized.
 ++  Total return represents aggregate total return for the periods indicated.

  # Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

      Page 5

DREYFUS BOND MARKET INDEX FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                               YEAR                             PERIOD
                                                                               ENDED                            ENDED
                                                                             10/31/95                         10/31/94#
_________________________________________________________________________________________________________________________________
Net asset value, beginning of period                                           $9.15                            $10.00
                                                                               --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income**                                                0.58                             0.49
         Net realized and unrealized loss on investments                        0.79                            (0.85)
                                                                               --------                       --------
         TOTAL FROM INVESTMENT OPERATIONS                                       1.37                            (0.36)
LESS DISTRIBUTIONS
         Distributions from net investment income                              (0.58)                           (0.49)
                                                                               --------                        --------
Net asset value, end of period                                                  9.94                            $9.15
                                                                               ========                         =======
TOTAL RETURN                                                                   15.41%                           (3.68)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                                  $6,824                           $4,464
         Ratio of operating expenses to average net assets***                   0.40%                            0.40%+
         Ratio of net investment income to average net assets                   6.10%                            5.05%+
         Portfolio turnover rate                                               40.16%                            .188%
_________________________________________________________________________________________________________________________________

    *   The Fund commenced operations on November 30, 1993. Effective
        April 28, 1994, the Fund began selling Investor shares and the shares existing prior to April 28, 1994 were designated Trust Shares.
        On October 17, 1994, Trust Shares were redesignated as Class R shares.
    **  Net investment income before reimbursement of expenses by investment manager for the period ended October 31, 1994 was $.39 per share.
  ***   Annualized expense ratio before reimbursement of expenses by investment manager for the period ended October 31, 1994 was 1.41%.
  +     Annualized.
  ++    Total return represents aggregate total return for the periods indicated.

   # Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

      Page 6
                             DESCRIPTION OF THE FUND
GENERAL
        By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's Distributor and by Agents that have entered into an Agreement with the Fund's Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares. INVESTMENT OBJECTIVE
        The Fund seeks to replicate the total return of the Lehman Brothers Government/Corporate Bond Index (the "Index"). There can be no assurance that the Fund will meet its investment objective.
MANAGEMENT POLICIES
        The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investing judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the Index through the use of statistical procedures.
        The Index is intended to measure the performance of the domestic fixed-rate investment grade debt market. The Index is composed of (i) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues such as GNMA Certificates) and (ii) all publicly issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations. All non-U.S. Government issues in the Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's. As of December 31, 1995, over 4500 issues were included in the Index, representing $3.2 trillion in market value. U.S. Treasury and agency issues represented 75% of the total market value, with corporate issues representing the balance of 25%. The average maturity of the Index was 10 years. The inclusion of a security in the Index does not imply that Lehman Brothers believes the security to be an attractive investment, nor is Lehman Brothers affiliated with the Fund.
        Because of the large number of issues included in the Index, the Fund cannot invest in all such issues. Instead, the Fund holds a representative sample of the securities in the Index, selecting one or two issues to represent an entire "class" or type of securities in the Index. At a minimum, the Fund seeks to hold securities which reflect the weighting of the major asset classes in the Index - U.S. Treasury and agency issues and corporate issues. As the Fund's assets increase, these classes will be further delineated along the lines of sector, term-to-maturity, coupon and credit rating. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the securities comprising the Index. As the Fund grows, the correlation between the performance of the Fund and the Index is expected to be .95 or higher. A correlation of 1.00 would indicate perfect correlation.
        Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have
      Page 7
speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

        The Fund invests 80% or more of its total assets in securities included in the Index. The Fund may purchase such securities on a when-issued or delayed-delivery basis. For the purpose of maintaining liquidity, the Fund may invest up to 20% of its assets in: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates or deposit, bankers' acceptances, time deposits and Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"); (4) commercial paper of U.S. and foreign companies, rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Services, Inc. ("Fitch"), Duff 1 by Duff & Phelps, Inc. ("Duff & Phelps") or A1 by IBCA, Inc. ("IBCA"); (5) floating rate securities; (6) variable amount master demand notes; (7) repurchase agreements; (8) reverse repurchase agreements; (9) when-issued transactions; and (10) Eurodollar bonds and notes. The Fund will invest in these securities for defensive purposes, such as to hedge against an anticipated decline in the market price of fixed income securities.

INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities, in an amount not to exceed 331/3% of its total assets, to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.


        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those
      Page 8
applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CERTAIN PORTFOLIO SECURITIES

        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch, Duff 1 by Duff & Phelps or A1 by IBCA.


        FIXED INCOME SECURITIES. The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield may tend to be lower than prevailing interest rates. Also in periods of falling interest rates, the inflow of net new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.

        GNMA CERTIFICATES. The Fund may invest in Government National
Mortgage Association Certificates ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is
      Page 9
assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in a pool underlying a GNMA Certificate will have maturities of up to 30 years, the average life of a GNMA Certificate will be substantially less because the mortgages will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the GNMA Certificate. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA Certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certifi-cates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates with underlying mortgages bearing higher interest rates can be less effective than typical non-callable bonds of similar maturities at locking in yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
      Page 10
        U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other instrumentalities.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities_Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See "Foreign Securities."
        EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See "Foreign Securities."
        FLOATING RATE SECURITIES. The Fund may invest in floating rate securities. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

        VARIABLE AMOUNT MASTER DEMAND NOTES. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed
      Page 11
maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes issued only by entities that Dreyfus finds creditworthy.

        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for replicating the total return of the Index and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets, (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued of guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches or foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                            MANAGEMENT OF THE FUND

        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide,
      Page 12
investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

        Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As ofDecember 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.40 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 0.40% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) (net of expenses reimbursed) of the Fund were 0.40% of the average daily net assets of each class for both the Investor and Class R shares.


        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares
Only)."

        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds in the managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
      Page 13

        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR-- Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The Dreyfus Corporation, One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administra-tor and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

                           HOW TO BUY FUND SHARES

GENERAL -- Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor.


        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund whether or not they otherwise would be eligible to do so. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
      Page 14

        Investor shares are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:

DDA# 043680 Dreyfus Bond Market Index Fund/Investor shares;
DDA# 043672 Dreyfus Bond Market Index Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after you have completed the wire payment in order to obtain your Fund account number. You should include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4460" for Investor shares and "4450" for Class R shares.

        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans
      Page 15
or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:

        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege, which are effective one business day after your call) Investment, exchange and redemption requests received after such close of business are effective on, and will receive the share price determined on, the next business day.
        The public offering price of Investor shares and Class R shares, both of which are sold on a continuous basis, is the NAV of that Class.
DREYFUS TELETRANSFER PRIVILEGE --You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
      Page 16

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES

        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
      Page 17
        The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See
      Page 18
"Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll
      Page 19
Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a quarterly or monthly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                              HOW TO REDEEM FUND SHARES

GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-
      Page 20
AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege, or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Telephone Redemption Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
      Page 21

        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                               DISTRIBUTION PLAN
                             (INVESTOR SHARES ONLY)

        Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The
Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average
      Page 22
daily net assets attributable to Investor shares to compensate Dreyfus
Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.

        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another.
                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The Fund declares daily and pays monthly dividends from its net investment income and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Fund shares begin earning dividends on the day following the date of purchase. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares. Dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."


        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent that its earnings are distributed in accordance with applicable provisions of the Code.


        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.


        Dividend Distributions paid by the Fund to a non-resident foreign investor generally will be subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower
      Page 23
rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.

        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.


        With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
                            PERFORMANCE INFORMATION

        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into
      Page 24
account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the Lehman Brothers Government/Corporate Bond Index, CDA Technologies Indexes, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.

                             GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into
      Page 25
two Classes_Investor shares and Class R shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").

        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
      Page 26

[This Page Intentionally Left Blank]
      Page 27
DREYFUS
BOND MARKET
INDEX FUND
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      310/710p021996
Registration Mark


                                                           February 28, 1996
                         THE DREYFUS/LAUREL FUNDS, INC.
                             -- DREYFUS DISCIPLINED
                                  STOCK FUND
                              SUPPLEMENT TO PROSPECTUS
                               DATED FEBRUARY 28, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        From time to time, the Fund may offer its Class R shares to investors generally or to certain other groups of investors. Currently, the Fund's Class R shares, which are not subject to a 12b-1 fee, are available to all investors. Investor class shares of the Fund, which are subject to a .25% 12b-1 fee, are not currently available through either purchase or exchange, except to existing Investor class shareholders. Unless the Fund is otherwise instructed, new purchases or exchanges by existing Investor class shareholders will be in Investor class shares. These arrangements may be modified or terminated at any time.
328/728s028996


-----------------------------------------------------------------------------

PROSPECTUS                                                   FEBRUARY 28, 1996

                       DREYFUS DISCIPLINED STOCK FUND
-----------------------------------------------------------------------------
        DREYFUS DISCIPLINED STOCK FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL STOCK FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX BY INVESTING IN A BROADLY DIVERSIFIED LIST OF EQUITY SECURITIES GENERATED BY THE APPLICATION OF QUANTITATIVE SECURITY SELECTION AND RISK CONTROL TECHNIQUES.

        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLONBANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING MELLON BANK AND ITS AFFILIATES) (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.


        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.

        YOU CAN PURCHASE OR REDEEM FUND SHARES BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED FEBRUARY 28, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR
OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
 THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.

-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
                              TABLE OF CONTENTS
               EXPENSE SUMMARY.................................            4
               FINANCIAL HIGHLIGHTS............................            5
               DESCRIPTION OF THE FUND.........................            7
               MANAGEMENT OF THE FUND..........................            10
               HOW TO BUY FUND SHARES..........................            12
               SHAREHOLDER SERVICES............................            14
               HOW TO REDEEM FUND SHARES.......................            18
               DISTRIBUTION PLAN (INVESTOR SHARES ONLY)........            20
               DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........            20
               PERFORMANCE INFORMATION.........................            22
               GENERAL INFORMATION.............................            23
            Page 2
    This Page Intentionally Left Blank
           Page 3

                                            EXPENSE SUMMARY
                                                                           INVESTOR SHARES          CLASS R SHARES
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.........................                 none                 none
  Maximum Sales Load Imposed on Reinvestments.........................             none                 none
  Deferred Sales Load.........................                                     none                 none
  Redemption Fee..................................................                 none                 none
  Exchange Fee .........................                                           none                 none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee........................                                           .90%                 .90%
  12b-1 Fee(1).........................                                            .25%                 none
  Other Expenses ......................                                            .00%                 .00%
                                                                                 --------             --------
  Total Fund Operating Expenses                                                   1.15%                 .90%

 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:                                         INVESTOR SHARES             CLASS R SHARES
                                 1 Year                                    $ 12                       $  9
                                 3 Years                                   $ 37                       $ 29
                                 5 Years                                   $ 63                       $ 50
                                 10 Years                                  $140                       $111

(1) See "Distribution Plan (Investor Shares Only)" for a description of the Fund's Distribution Plan for the Investor Class.
-----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-----------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."


        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

          Page #
                        FINANCIAL HIGHLIGHTS

The tables below are based upon a single Investor share or Class R share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated October 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


DREYFUS DISCIPLINED STOCK FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                            FISCAL YEAR             PERIOD
                                                                               ENDED                ENDED
                                                                              10/31/95            10/31/94*#
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $18.54              $17.86
                                                                              --------             --------
Income from investment operations:
        Net investment income                                                    0.28                 0.16
        Net realized and unrealized gain on investments                          3.98                 0.66
                                                                              --------             --------
        Total from investment operations                                         4.26                 0.82
                                                                              --------             --------
Less distributions:
        Distributions from net investment income                                (0.25)               (0.14)
        Distributions from net realized gain on investments                     (0.47)                ---
                                                                              --------             --------
        Total Distributions                                                     (0.72)               (0.14)
                                                                              --------             --------
Net asset value, end of period                                                 $22.08               $18.54
                                                                              ========             ======
Total return +                                                                  23.96%               4.62%
                                                                              ========             ======
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's)                                  $32,189             $19,580
        Ratio of operating expenses to average net assets                        1.15%               1.15%**
        Ratio of net investment income to average net assets                     1.36%               1.29%**
Portfolio turnover rate                                                            60%                106%
-------------------------
    *  The Fund commenced selling Investor shares on April 6, 1994.
    ** Annualized.
    +  Total return represents aggregate total return for the periods indicated.
    #  Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the
       Fund's investment manager.

           Page 5
FINANCIAL HIGHLIGHTS (CONTINUED)

DREYFUS DISCIPLINED STOCK FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                     YEAR       YEAR          YEAR       YEAR        YEAR        YEAR       YEAR      PERIOD
                                     ENDED      ENDED         ENDED      ENDED       ENDED       ENDED      ENDED     ENDED
                                     10/31/95   10/31/94*##   10/31/93   10/31/92    10/31/91    10/31/90   10/31/89   10/31/88*
                                    -------     ----------    -------    -------    -------     -------    -------     -------
PER SHARE DATA
Net asset value, beginning
 of year                            $18.54       $18.69        $17.21    $16.40      $12.41      $13.73      $11.08    $10.00
                                    -------     --------       -------   -------     -------     -------    -------    -------
Income from investment operations:
  Net investment income               0.30         0.26#         0.30      0.27        0.27        0.23        0.33      0.11
  Net realized and unrealized gain/
    (loss) on investments             4.02          .25          2.56      1.33        4.04       (0.60)       2.62      0.97
                                    -------     --------       -------   -------     -------     -------    -------    -------
  Total from investment operations   4.32           .51          2.86      1.60        4.31       (0.37)       2.95      1.08
                                    -------     --------       -------   -------     -------     -------    -------    -------
Less distributions:
  Dividends from net
    investment income               (0.30)        (0.26)        (0.31)    (0.27)      (0.27)      (0.28)      (0.30)       -_
  Distributions from net
    realized gains                  (0.47)        (0.40)        (1.07)    (0.52)      (0.05)      (0.67)       -_          -_
                                    -------     --------       -------   -------     -------     -------    -------    -------
  Total distributions               (0.77)        (0.66)        (1.38)    (0.79)      (0.32)      (0.95)       (0.30)      -_
                                    -------     --------       -------   -------     -------     -------    -------    -------
Net asset value, end of period     $22.09        $18.54        $18.69    $17.21      $16.40      $12.41       $13.73    $11.08
                                   =======       =======       =======   ======      =======     ======       =======   ======
Total return++                      24.33%         2.82%        17.46%    10.06%      35.27%      (3.09)%      27.12%    10.80%
                                   =======       =======       =======   ======      =======     ======       =======   ======
Ratios to average net assets/
  supplemental data:
  Net assets,
    end of year (in 000's)        $382,646     $239,069        $92,955   $43,742    $25,931      $9,517        $2,614   $1,619
  Ratio of operating expenses to
    average net assets+++            0.90%         0.90%+         0.90%     0.90%      0.90%       0.82%         0.35%    0.35%**
  Ratio of net investment income
    to average net assets           1.61%          1.54%          1.82%     1.73%      1.92%       2.22%         2.85%    2.58%
Portfolio turnover rate               60%           106%            64%      84%         69%         76%           93%      42%
------------------
    * The Fund commenced operations on December 31, 1987. The Fund commenced selling Investor Shares on April 6, 1994. Those shares outstanding prior to
April 4, 1994 were designated Trust Shares. Effective as of October 17, 1994,
Trust Shares were redesignated as Class R shares.
   **  Annualized.
   +  Annualized expense ratio before reimbursement of expenses by the investment manager was .96% for the year ended October 31, 1994.
  ++  Total return represents aggregate total return for the periods indicated.

For the years or period ended October 31, 1990, 1989, and 1988, the Manager waived a portion of its advisory fee amounting to $.0322, $.1032, and $.0392 per share, respectively. For the years or period ended October 31, 1993, 1992, 1991, 1990, 1989, and 1988, the Manager reimbursed expenses of the Fund amounting to $.0627, $.0981, $.1721, $.3329, $.7153 and $.6040 per share, respectively.
   # Net investment income per share before reimbursement of expenses by the investment manager was $0.25 for the year ended October 31, 1994.
  ## Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
          Page 6
                   DESCRIPTION OF THE FUND
GENERAL

        By this Prospectus, the Fund is offering Investor shares and Class R shares. (Class R shares of the Fund were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to investors by the Distributor and by Agents that have entered into an Agreement with the Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares.

INVESTMENT OBJECTIVE
        The Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") by investing in a broadly diversified list of equity securities generated by the application of quantitative security selection and risk control techniques. There can be no assurance that the Fund will meet its stated investment objective.
MANAGEMENT POLICIES
        Individual security selection is the foundation of the Fund's investment approach. Consistency of returns which exceed the S&P 500 and stability of the Fund's asset value relative to the S&P 500 are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, price to book, price to earnings and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. Dreyfus then applies fundamental analysis to select the most attractive of the top-rated securities and those issues that should be sold.
        This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. Risk is managed by controlling the structure of the Fund so that characteristics of the Fund's portfolio securities such as economic sector, industry exposure, growth, size, volatility and quality are maintained similar to those of the S&P 500 at all times. Common stocks held in the Fund, most but not all of which pay dividends, typically include a broad range of investment characteristics. The Fund is not an index fund and its investments are not limited to securities of issuers in the S&P 500.
        Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities. The Fund also invests in high quality money market instruments to meet liquidity needs in amounts not generally expected to exceed 20%. Beyond that, Dreyfus will not attempt to time movements in the market by raising substantial amounts of short-term reserves for subsequent reinvestment. The Fund may also invest futures contracts and options to a limited extent but does not currently intend to invest more than 5% of its assets in such instruments.
        The S&P 500 is composed of 500 common stocks, most of which are traded on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy. The inclusion of a stock in the S&P 500 does not imply that Standard and Poor's believes the stock to be an attractive or appropriate investment, nor is Standard & Poor's affiliated with the Company or the Fund. "S&P 500" is a trademark of Standard & Poor's.
        Page 7
INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.


        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although
         Page 8
the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CERTAIN PORTFOLIO SECURITIES

        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.

        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital
         Page 9
gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                       MANAGEMENT OF THE FUND

        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

        The Fund is managed by Bert Mullins. Mr. Mullins has managed the Fund since its inception and has been employed by Dreyfus as portfolio manager of the Fund since October 17, 1994. Mr. Mullins has been employed by Laurel Capital Advisors since October 1990. Mr. Mullins also is a Vice President, portfolio manager and Senior Securities Analyst for Mellon Bank, where he has been employed since 1966.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services
           Page 10
Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.90 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus 0.90% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.90% (annualized) of the average daily net assets of each class for both the Investor Class and Class R.

        In addition, Investor shares may be subject to certain distribution and shareholder service fees. See "Distribution Plan (Investor Shares only)."
        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's transfer and dividend disbursing agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The Dreyfus Corporation, One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

         Page 11
                          HOW TO BUY FUND SHARES
        GENERAL -- Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.

        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994 may continue to purchase Class R shares of the Fund whether or not they otherwise would be eligible to do so. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment in $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

        Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent invest-
           Page 12
ments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
        DDA# 044229 Dreyfus Disciplined Stock Fund/Investor shares;
        DDA# 044210 Dreyfus Disciplined Stock Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4060" for Investor shares and "4050" for Class R shares.

        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
            Page 13

        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:

        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m., Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the share price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
        The public offering price of Investor shares and Class R shares, both of which are offered on a continuous basis, is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfe r Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                      SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
         Page 14

        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares _ Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use
         Page 15
of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561 from the Distributor. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-
           Page 16
645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of the your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.

DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Investor and Class R shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investors and Class R shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
         Page 17
                   HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE DREYFUS TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.

PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER Privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures
           Page 18
may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion
Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption pro-
            Page 19
ceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                           DISTRIBUTION PLAN
                         (INVESTOR SHARES ONLY)

        Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.

        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares and pays dividends from its net investment income, if any, quarterly, and distributes net realized gains, if any, on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares. Dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."

            Page 20

        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.


        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.


        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gain, if any, paid during the year.

        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.

        With respect to individual investors and certain non-qualified Retirement Plans, federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the
          Page 21
IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to federal, state or local taxes.
                      PERFORMANCE INFORMATION

        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisem ents of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, S&P 500, CDA Technologies indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S.
           Page 22
NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The
Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                       GENERAL INFORMATION
        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel
Funds, Inc. on October 17, 1994. The Company is registered with the
Securities and Exchange Commission under the 1940 Act, as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two Classes_Investor shares and Class R shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").

        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
            Page 23
DREYFUS
Disciplined
Stock
Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                      328/728p021996

Registration Mark


__________________________________________________________________________

                       DREYFUS BOND MARKET INDEX FUND
                     INVESTOR SHARES AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                              FEBRUARY 28, 1996

__________________________________________________________________________


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Bond Market Index Fund (formerly, the Laurel Bond Market Index Fund) (the "Fund"), dated February 28, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies . . . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . . .  B-7
Management Arrangements. . . . . . . . . . . . . . . . . . .  B-13
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . .  B-14
Distribution Plan  . . . . . . . . . . . . . . . . . . . . .  B-15
Redemption of Fund Shares. . . . . . . . . . . . . . . . . .  B-16
Shareholder Services . . . . . . . . . . . . . . . . . . . .  B-18
Determination of Net Asset Value . . . . . . . . . . . . . .  B-21
Dividends, Other Distributions and Taxes . . . . . . . . . .  B-21
Portfolio Transactions . . . . . . . . . . . . . . . . . . .  B-25
Performance Information. . . . . . . . . . . . . . . . . . .  B-26
Information About the Fund . . . . . . . . . . . . . . . . .  B-28
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors. . . . . . . . . .  B-29
Financial Statements . . . . . . . . . . . . . . . . . . . .  B-29
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . .  B-30


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Description of the Fund."

Portfolio Securities

     Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rates whenever a specified interest rate changes. The interest on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard such as the 90-day U.S. Treasury bill rate and may change daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed income obligations with a fixed interest rate.

     ECDs, ETDs and Yankee CDs. The Fund may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated time deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. These risks are discussed in the Prospectus.

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that
(a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: this limitation shall not apply to standby commitments, and this limitation shall not apply to the Fund's transactions in futures contracts and options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.


                           MANAGEMENT OF THE FUND

                           PRINCIPAL SHAREHOLDERS

     The following shareholder(s) owned 5% or more of the outstanding Class R shares of the Fund at January 31, 1996: Mac & Co., Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, PA 15230-3198, 46% record; Mac & Co., Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, PA 15230-3198, 15% record; Mac & Co. Mellon Bank, N.A., P.O. Box 3198 Pittsburgh, PA 15230-3198, 7% record; Mac & Co. 057-090 Mellon Bank, N.A. P.O. Box 320 Pittsburgh, PA 15230-3198, 6% record; Mac & Co. 180-205, Mellon Bank, N.A., P.O. Box
3198, Pittsburgh, PA 15230-3198, 6% record.



FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk (*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.


o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company. Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a Director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, Health Plan Services Corporation, Belding Hemingway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old.
     Address:  200 Park Avenue, New York, New York 10166.


o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o + ARTHUR L. GOESCHEL. Director of the Company; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
     Address:  Way Hollow Road and Woodland Road, Sewickley, Pennsylvania
     15143.


o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old.
     Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.


o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF
     Management Inc. and Medical Reinsurance Underwriters Inc.   Age: 48
     years old.  Address:  401 Edgewater Place, Wakefield, Massachusetts
     01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director and Chairman, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Directors, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993, Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address:
     200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds; Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (since August
     1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.


RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company, Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


# JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old.
     Address: One Exchange Place, Boston, Massachusetts 02109.

____________________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.


     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.


     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                                 Total
                                           Pension or                            Compensation
                                           Retirement                            From the
                                           Benefits          Estimated           Company
                           Aggregate       Accrued as        Annual              and Fund
                           Compensation    Part of           Benefits            Complex Paid
                           From the        the Company's     Upon                to Board
Name of Board Member       Company #       Expenses          Retirement          Member
--------------------       --------------  --------------    -----------         -------------
Ruth M. Adams              $27,800         None              None                $ 34,500

Francis P. Brennan*        86,683          None              None                 110,500

Joseph S. DiMartino**      None            None              None                $448,618***

James M. Fitzgibbons       27,795          None              None                  34,500

J. Tomlinson Fort**        None            None              None                   None

Arthur L. Goeschel         27,604          None              None                  35,500

Kenneth A. Himmel          26,381          None              None                  32,750

Arch S. Jeffery**          None            None              None                  None

Stephen J. Lockwood        26,387          None              None                  32,750

Robert D. McBride          27,800          None              None                  35,500

John J. Sciullo            27,800          None              None                  34,500

Roslyn M. Watson           27,795          None              None                  34,550


#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.
     Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the
     Company and the funds in the Dreyfus/Laurel Funds.  For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the
     Dreyfus/Laurel Funds (including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings
     ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.

                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of the Lehman Brothers Government/Corporate Bond Index through the use of statistical procedures.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark
N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey
N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

     For the last two fiscal years, the Fund has had the following expenses:

                              For the Fiscal Years Ended October 31,
                              --------------------------------------
                                      1995           1994*
                                      ----           -----
Management fees (gross
  of waiver)                          $25,294        $19,521
Expense Reimbursement from
     investment manager               --             $57,622
Management fees waived                --               --


* For the period from November 30, 1993 (commencement of operations) through October 31, 1994.

                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
For further information about "in-kind" purchases, call 1-800-645-6561.


                             DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission (the "SEC") has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan (the "Plan"), and may enter into Agreements with Agents pursuant to its Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid the Distributor and Dreyfus Service Corporation $91 and $285, respectively, pursuant to the Plan.

     Frank Russell Investment Management Company served as the Fund's Administrator prior to September 23, 1994 and was paid $876 in fees by the Fund for the fiscal period ended October 31, 1994.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

               144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege.
In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.


     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign invest-ors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, and transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as mixed straddles if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid and imposition of the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).


     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain, (the excess of net long-term capital gain over net short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.



                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the period November 30, 1993 (commencement of operations) to October 31, 1994, the Fund paid no brokerage commissions on portfolio transactions. During the fiscal year ended October 31, 1995, the Fund paid brokerage commissions of $148 on portfolio transactions.


     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the Fund for the period November 30, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 188% and 40.16%, respectively. The increase in the Fund's portfolio turnover rate is due primarily to growth in assets.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for Investor shares and Class R shares for the periods April 28, 1994 and November 30, 1993 to October 31, 1995 was 14.48% and 11.17%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return (expressed as a percentage) for the Investor share of the Fund for each of the periods noted was:

                         Average Annual Total Return for the
                         Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Investor Shares          15.01%      --        --      (9.36%)
(4/28/94)

Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return (expressed as a percentage) for the Class R shares of the Fund for each of the periods noted was:


                         Average Annual Total Return for the
                         Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Class R Shares           15.41%      --        --      (5.68%)
                                                       (11/30/93)

Inception date appears in parentheses following the average annual total return since inception.

     The Fund may also advertise yield from time to time. Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:
                          YIELD = 2 [(a-b +1)6 -1]
                                       cd

     Where:    a    =    dividends and interest earned during the period;
               b    =    expenses accrued for the period (net of
                         reimbursements);
               c    =    average daily number of shares outstanding during
                         the period that were entitled to receive
                         dividends; and
               d    =    the maximum offering price per share on the last
                         day of the period.

     The 30-day yield for each class of the Fund for the period ended October 31, 1995 was:


               Class R Shares           5.82%
               Investor Shares          5.58%


     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Lehman Brothers Government Corporate Bond Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15219, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus is located at One American Express Plaza, Providence, Rhode Island 02903 and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.


     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.



                                  APPENDIX

                     DESCRIPTIONS OF SECURITIES RATINGS


Municipal and Debt Instruments Ratings

     Moody's Investors Service, Inc. (Moody's):

     Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A -- Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

     Baa -- Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

     Standard & Poor's ("S&P"):

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Commercial Paper Ratings

     Moody's:

     Commercial paper rated Prime by Moody's is based upon its evaluation of many factors including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

     Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
(5) well established access to a range of financial markets and assured sources of alternative liquidity.

     S&P:

     Commercial paper rated by S&P has the following characteristics: liquidity ratios adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     Fitch Investors Service, Inc. ("Fitch"):

     Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     Duff and Phelps, Inc.:

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is
the refinement of the traditional "1" category.   The majority of short-
term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "l+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

     Duff l+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     IBCA, Inc.:

     In addition to conducting a careful review of an institution's reports and publish figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time the company is informed of the ratings as a matter of courtesy, but not for discussion.

     Al+ -- Obligations supported by the highest capacity for timely repayment.

     Al -- Obligations supported by a very strong capacity for timely repayment.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     U.S. Treasury Obligations--61.8%                  Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
    $100,000    U.S. Treasury Bonds..........................    11.750%              02/15/01        $  126,634
     100,000    U.S. Treasury Bonds..........................    10.750               05/15/03           128,683
     275,000    U.S. Treasury Bonds..........................    11.625               11/15/04           380,592
      60,000    U.S. Treasury Bonds..........................    10.750               08/15/05            80,395
     150,000    U.S. Treasury Bonds..........................     8.750               11/15/08           174,447
      50,000    U.S. Treasury Bonds..........................     9.250               02/15/16            66,023
     200,000    U.S. Treasury Bonds..........................     7.250               05/15/16           219,144
     100,000    U.S. Treasury Bonds..........................     7.500               11/15/16           112,554
      50,000    U.S. Treasury Bonds..........................     8.750               05/15/17            63,459
     100,000    U.S. Treasury Bonds..........................     8.875               08/15/17           128,509
     225,000    U.S. Treasury Bonds..........................     8.500               02/15/20           281,356
     130,000    U.S. Treasury Bonds..........................     8.750               05/15/20           166,698
     150,000    U.S. Treasury Bonds..........................     8.125               08/15/21           181,474
     100,000    U.S. Treasury Bonds..........................     6.250               08/15/23            97,735
     100,000    U.S. Treasury Notes..........................     6.250               01/31/97           100,775
     250,000    U.S. Treasury Notes..........................     4.750               02/15/97           247,220
     100,000    U.S. Treasury Notes..........................     5.625               08/31/97            99,982
     100,000    U.S. Treasury Notes..........................     8.875               11/15/97           106,125
     200,000    U.S. Treasury Notes..........................     6.000               11/30/97           201,422
     100,000    U.S. Treasury Notes..........................     5.125               04/30/98            98,724
     100,000    U.S. Treasury Notes..........................     4.750               08/31/98            97,539
      75,000    U.S. Treasury Notes..........................     5.125               11/30/98            73,772
     100,000    U.S. Treasury Notes..........................     6.375               01/15/99           101,882
     150,000    U.S. Treasury Notes..........................     7.000               04/15/99           155,700
     100,000    U.S. Treasury Notes..........................     6.875               03/31/00           104,067
     100,000    U.S. Treasury Notes..........................     6.375               01/15/00           102,119
     175,000    U.S. Treasury Notes..........................     6.250               08/31/00           178,117
      75,000    U.S. Treasury Notes..........................     7.750               02/15/01            80,381
     100,000    U.S. Treasury Notes..........................     7.750               02/15/01           108,602
     200,000    U.S. Treasury Notes..........................     5.750               08/15/03           197,268
      80,000    U.S. Treasury Notes..........................     7.250               05/15/04            86,552
                                                                                                      ----------
                TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $4,194,598)..........................                                          4,347,950
                                                                                                      ----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS--2.8%
     200,000    Federal National Mortgage Association
                  (Cost $185,514)............................     5.300               12/10/98           195,958
                                                                                                      ----------
                CORPORATE BONDS AND NOTES--31.5%
                AEROSPACE AND AVIATION--.8%
      25,000    Boeing Corporation...........................     8.100%              11/15/06            27,906
      30,000    Rockwell International Corporation                6.750               09/15/02            30,900
                                                                                                      ----------
                                                                                                          58,806
                                                                                                      ----------
                AUTOMOTIVE--.6%
      40,000    General Motors Corporation...................     7.000               06/15/03            41,000
                                                                                                      ----------
                BASIC INDUSTRIES--1.5%
      50,000    Aluminum Company of America..................     5.750                02/1/01            49,125
      55,000    Gannett, Inc. ...............................     5.850                05/1/00            53,900
                                                                                                      ----------
                                                                                                         103,025
                                                                                                      ----------

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     CORPORATE BONDS AND NOTES (continued)             Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
                CHEMICALS--.7%
    $ 40,000    du Pont (E.I.) de Nemours & Company..........     6.750%              10/15/02        $   40,900
      10,000    Monsanto Company.............................     8.200               04/15/25            11,162
                                                                                                      ----------
                                                                                                          52,062
                                                                                                      ----------
                CONSUMER NON-DURABLES--2.8%
      25,000    Archer Daniels Midland Company...............     8.125                06/1/12            28,000
      35,000    Coca Cola Company............................     6.625                10/1/02            36,006
      25,000    Hershey Foods Corporation....................     8.800               02/15/21            30,406
      25,000    PepsiCo, Inc. ...............................     7.625               12/18/98            26,063
      40,000    Philip Morris, Inc. .........................     9.250               02/15/00            43,950
      30,000    Procter & Gamble Company.....................     8.700                08/1/01            33,638
                                                                                                      ----------
                                                                                                         198,063
                                                                                                      ----------
                FINANCIAL SERVICES--10.6%
      20,000    American General, Inc. ......................     6.625               06/01/97            20,175
      50,000    Associate Corporation of North America.......     7.500               05/15/99            52,000
      50,000    AVCO Financial Services, Inc. ...............     7.500               11/15/96            50,812
      25,000    BankAmerica Corporation......................     7.750               07/15/02            26,625
      50,000    Beneficial Corporation.......................     9.125               02/15/98            53,125
      50,000    Chrysler Financial Corporation...............     5.375               10/15/98            48,750
      20,000    Commercial Credit Bond.......................     6.375               09/15/02            19,950
      25,000    Commercial Credit Group......................     6.700               08/01/99            25,250
      15,000    Dresdner Bank NY.............................     7.250               09/15/15            15,037
      40,000    Ford Motor Credit Company....................     8.000               06/15/02            43,100
      25,000    General Electric Capital Corporation.........     8.750               11/26/96            25,733
     100,000    General Motors Acceptance Corporation........     7.750               04/15/97           102,375
      20,000    Greyhound Financial Corporation..............     9.125               02/27/02            22,575
      50,000    International Lease Finance Corporation......     4.750               01/15/97            49,313
      25,000    NationsBank Corporation......................     6.625               01/15/98            25,281
      20,000    NationsBank Corporation Sub NT...............     6.625               04/15/98            21,125
      25,000    Norwest Financial, Inc. .....................     5.500               04/15/98            24,687
     115,000    Wells Fargo & Company........................     8.200                11/1/96           117,444
                                                                                                      ----------
                                                                                                         743,357
                                                                                                      ----------
                MANUFACTURING--.4%
      25,000    Emerson Electic..............................     6.300                11/1/05            24,719
                                                                                                      ----------
                MULTI INDUSTRY--.7%
      20,000    American Home Products.......................     7.700               02/15/00            21,025
      10,000    Georgia Pacific Corp.........................     9.625               03/22/02            11,437
      10,000    Lockheed Corp NTS............................     6.750               03/15/03            10,113
      10,000    Rayheon co NT................................     6.500               07/15/05            10,013
                                                                                                      ----------
                                                                                                          52,588
                                                                                                      ----------
                OIL AND GAS--.7%
      25,000    Mobil Corporation............................     6.500               12/17/96            25,188
      25,000    Texaco, Inc. ................................     6.875               08/15/23            24,375
                                                                                                      ----------
                                                                                                          49,563
                                                                                                      ----------
                RETAIL--2.9%
      50,000    J.C. Penney, Inc. ...........................     9.050                03/1/01            56,062
     100,000    Sears Roebuck & Company......................     8.550                08/1/96           101,875
      50,000    Wal-Mart Stores, Inc. .......................     5.500                03/1/98            49,438
                                                                                                      ----------
                                                                                                         207,375
                                                                                                      ----------

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

    Principal                                                    Coupon              Maturity
     Amount     CORPORATE BONDS AND NOTES (continued)             Rate                 Date             Value
    ---------                                                    ------              ---------        ----------
                TECHNOLOGY--.1%
    $  5,000    International Business Machs Corp............     7.000%              10/30/25        $    4,913
                                                                                                      ----------
                UTILITIES--9.4%
      50,000    Alabama Power Company........................     6.000                03/1/00            49,687
      50,000    American Telephone and Telegraph Corporation      5.125                04/1/01            47,563
      20,000    B.P. North America, Inc. ....................     9.875               03/15/04            24,200
      50,000    Carolina Power and Light Company.............     5.375                07/1/98            49,187
      25,000    Consolidated Edison..........................     6.250                04/1/98            25,031
      40,000    Consolidated Natural Gas Company.............     5.375               10/15/98            39,800
      50,000    Duke Power Company...........................     7.500                04/1/99            52,062
      25,000    Florida Power and Light Company..............     7.750                02/1/23            26,187
      50,000    MCI Communications Corporation...............     6.250               03/23/99            50,188
      25,000    New Jersey Bell Telephone Company............     8.000                06/1/22            28,188
      70,000    Pacific Telephone and Telegraph Corporation..     4.625                04/1/99            65,888
      25,000    Pennsylvania Power and Light Company.........     6.550                03/1/06            24,375
      25,000    Public Service Electric & Gas Company........     8.750                07/1/99            27,031
      50,000    Southwestern Bell Telephone Company..........     4.500                08/1/97            48,625
      25,000    TVA Discount Bond............................     6.750                11/1/25            24,875
      50,000    Union Electric Company.......................     5.500                03/1/97            49,688
      25,000    Virginia Electric & Power Company............     7.625                07/1/07            27,031
                                                                                                      ----------
                                                                                                         659,606
                                                                                                      ----------
                MISCELLANEOUS--.3%
      20,000    WMX Techologies Inc NTS......................     6.375                12/1/03            19,825
                                                                                                      ----------
                TOTAL CORPORATE BONDS AND NOTES
                  (Cost $2,144,804)..........................                                          2,214,902
                                                                                                      ----------
                GOVERNMENT SPONSORED--.8%
      25,000    Government of Canada.........................     6.375               07/21/05            24,937
      30,000    Province of Ontario Bond.....................     7.000                08/4/05            30,788
                                                                                                      ----------
                TOTAL GOVERNMENT SPONSORED
                  (cost $54,809).............................                                             55,725
                                                                                                      ----------
                REPURCHASE AGREEMENT--4.2%
     296,495    Agreement with Goldman Sachs & Company,
                dated 10/31/95  5.88% to be repurchased at
                $296,543 on 11/1/95, collateralized by
                $297,000 U.S. Treasury Notes, due 7/31/97
                  (Cost $296,495)............................                                            296,495
                                                                                                      ----------
                TOTAL INVESTMENTS (Cost $6,876,220)..........                          101.1 %         7,111,030
                LIABILITIES, LESS CASH AND RECEIVABLES.......                           (1.1)%           (80,305)
                                                                                       -------        ----------
                NET ASSETS...................................                          100.0 %        $7,030,725
                                                                                       -------        ----------

                          See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1995

ASSETS:
    Investments in securities, at value (cost $6,876,220)-see Statement of
      Investments (including repurchase agreements of $296,495).............                                 $7,111,030
    Receivable for Capital Stock sold.......................................                                     31,862
    Interest receivable.....................................................                                    131,152
    Due from The Dreyfus Corporation........................................                                     28,364
                                                                                                             ----------
                                                                                                              7,302,408
LIABILITIES:
    Payable for investment securities purchased.............................                  $229,493
    Dividends payable.......................................................                    35,178
    Payable for Capital Stock redeemed......................................                        38
    Accrued expenses and other liabilities..................................                     6,974          271,683
                                                                                              --------       ----------
NET ASSETS..................................................................                                 $7,030,725
                                                                                                             ----------
                                                                                                             ----------
REPRESENTED BY:
    Paid-in capital.........................................................                                 $6,879,619
    Accumulated net realized (loss) on investments .........................                                    (83,704)
    Accumulated net unrealized appreciation on investments--Note 3..........                                    234,810
                                                                                                             ----------
NET ASSETS at value.........................................................                                 $7,030,725
                                                                                                             ----------
                                                                                                             ----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($206,603 / 20,796 shares of capital stock outstanding)...............                                      $9.93
                                                                                                                  -----
                                                                                                                  -----
    Class R Shares
      (100 million shares of $.001 par value Capital Stock authorized)
      ($6,824,122 / 686,811 shares of capital stock outstanding)............                                      $9.94
                                                                                                                  -----
                                                                                                                  -----

                   See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Operations                            Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income:........................................................                                   $429,825
    Expenses:
      Investment Management fee--Note 2(a)..................................                  $ 25,294
      Directors' fees and expenses-Note 2(c)................................                     1,157
      Distribution fees-Note 2(b)...........................................                       376
                                                                                              --------
          Total Expenses....................................................                                     26,827
                                                                                                               --------
          INVESTMENT INCOME--NET............................................                                    402,998
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments......................................                  $(14,771)
    Net unrealized appreciation on investments..............................                   591,368
                                                                                              --------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                    576,597
                                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $979,595
                                                                                                               --------
                                                                                                               --------

                   See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                        -----------------------------
                                                                                           1995             1994(1)
                                                                                        -----------       -----------
OPERATIONS:
    Investment income--net...............................................               $   402,998       $   289,972
    Net realized (loss) on investments...................................                   (14,771)          (68,933)
    Net unrealized appreciation (depreciation) on investments for the year                  591,368          (356,558)
                                                                                        -----------       -----------
        Net Increase (Decrease) In Net Assets Resulting From Operations..                   979,595          (135,519)
                                                                                        -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                    (8,778)             (622)
      Class R Shares.....................................................                  (394,220)         (289,350)
                                                                                        -----------       -----------
        Total Dividends..................................................                  (402,998)         (289,972)
                                                                                        -----------       -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                   853,158            38,751
      Class R Shares.....................................................                 4,460,744        14,406,896
    Dividends reinvested:
      Investor Shares....................................................                     6,274               468
      Class R Shares.....................................................                   356,355           261,497
    Cost of shares redeemed:
      Investor Shares....................................................                  (705,375)             (100)
      Class R Shares.....................................................                (3,019,117)       (9,779,932)
                                                                                        -----------       -----------
      Increase In Net Assets From Capital Stock Transactions.............                 1,952,039         4,927,580
                                                                                        -----------       -----------
        Total Increase In Net Assets.....................................                 2,528,636         4,502,089

NET ASSETS:
    Beginning of year....................................................                 4,502,089             --
                                                                                        -----------       -----------
    End of year .........................................................               $ 7,030,725       $ 4,502,089
                                                                                        -----------       -----------
                                                                                        -----------       -----------


                                                                                   Shares
                                                        -------------------------------------------------------------
                                                            Investor Shares                       Class R Shares
                                                        -------------------------          --------------------------
                                                          Year Ended October 31,               Year Ended October 31,
                                                        -------------------------          --------------------------
                                                          1995          1994(1)(2)           1995           1994(1)(2)
                                                        -------         ---------          --------         ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............................           88,106             4,136           481,015         1,448,406
    Shares issued for dividends reinvested....              651                50            37,460            27,373
    Shares redeemed...........................          (72,136)              (11)         (319,718)         (987,725)
                                                        -------         ---------          --------         ---------
      Net Increase In Shares Outstanding......           16,621             4,175           198,757           488,054
                                                        -------         ---------          --------         ---------
                                                        -------         ---------          --------         ---------

--------------
(1) The Fund commenced operations on November 30, 1993.
(2) The Fund commenced selling Investor shares on April 28, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994 the Fund's Trust shares were redesignated Class R shares.


                          See notes to financial statements.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Financial Highlights

    Reference is made to pages 5 and 6 of the Fund's Prospectus dated February 28, 1996.



                        See notes to financial statments.

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Bond Market Index Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to October 31, 1995. If not applied, $69,000 of the carryover expires in fiscal 2003 and $15,000 of the carryover exprires in fiscal 2003.

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .40% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $376.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $4,223,811 and $2,414,216, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $234,810, consisting of $257,049 gross unrealized appreciation and $22,239 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Bond Market Index Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995



__________________________________________________________________________

                       DREYFUS DISCIPLINED STOCK FUND
                     INVESTOR SHARES AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                                FEBRUARY 28, 1996

__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Disciplined Stock Fund (formerly, the Laurel Stock Fund) (the "Fund"), dated February 28, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          On Long Island -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                            Page

Investment Objective and Management Policies . . . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . . .  B-13
Management Arrangements. . . . . . . . . . . . . . . . . . .  B-19
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . .  B-20
Distribution Plan. . . . . . . . . . . . . . . . . . . . . .  B-21
Redemption of Fund Shares. . . . . . . . . . . . . . . . . .  B-22
Shareholder Services . . . . . . . . . . . . . . . . . . . .  B-23
Determination of Net Asset Value . . . . . . . . . . . . . .  B-26
Dividends, Other Distributions and Taxes . . . . . . . . . .  B-27
Portfolio Transactions . . . . . . . . . . . . . . . . . . .  B-30
Performance Information. . . . . . . . . . . . . . . . . . .  B-32
Information About the Fund . . . . . . . . . . . . . . . . .  B-34
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors. . . . . . . . . .  B-34
Financial Statements . . . . . . . . . . . . . . . . . . . .  B-35

                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Description of the Fund."


Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.


     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as index futures contracts), options (such as options on U.S. and foreign securities or indices of such securities).
The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.


     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.


     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.


     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.


     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative
Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."


     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.


     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.


     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or
(2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.


     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.


     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.


     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.


     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.


     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.


     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.


     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.


     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.


     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.


     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.


     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.


     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. ln addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. bank).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940 as amended (the "Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or shares of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into future contracts and related options, forward investing contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the Fund's transactions in futures contracts and options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board of Directors.


                           MANAGEMENT OF THE FUND


                      FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of twelve Directors which supervises the Company's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act, is indicated by an asterisk. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.


o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
     Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o + FRANCIS P. BRENNAN. Chairman of the Board of Directors and Assistant Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address:
     Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o * JOSEPH S. DiMARTINO. Director of the Company since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old.
     Address: 200 Park Avenue, New York, New York 10166.


o + JAMES M. FITZGIBBONS. Director of the Company; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o * J. TOMLINSON FORT. Director of the Company; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o + ARTHUR L. GOESCHEL. Director of the Company; Director, Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
     Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
     15143.


o + KENNETH A. HIMMEL. Director of the Company; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Franklin Federal Partners. Age: 49 years old.
     Address: Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
     76 years old.  Address:  1817 Foxcroft Lane, Allison Park,
     Pennsylvania 15101.


o + STEPHEN J. LOCKWOOD. Director of the Company; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Director of the Company; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director,
     SMS/Concast, Inc. (1983-1991). Age: 66 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.

o + JOHN J. SCIULLO. Director of the Company; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o + ROSLYN M. WATSON. Director of the Company; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the
     Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address:
     200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
     1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# FREDERICK C. DEY.  Vice President of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
     1996) of the Company, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August
     1990).  Age: 31 years old.  Address: 200 Park Avenue, New York, New
     York 10166.


RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel Tax-
     Free Municipal Funds Trust and The Dreyfus/Laurel Funds Trust (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March
     1993). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


# JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
     Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


# JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
     Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by the Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old.
     Address: One Exchange Place, Boston, Massachusetts 02109.

___________________________________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of January 31, 1996.


     No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940
Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.


     For the fiscal year ended October 31, 1995, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                                             Total
                                                        Pension or                           Compensation
                                                        Retirement                           From the
                                                        Benefits         Estimated           Company
                               Aggregate                Accrued as       Annual              and Fund
                               Compensation             Part of          Benefits            Complex Paid
                               From the                 the Company's    Upon                to Board
Name of Board Member           Company #                Expenses         Retirement          Member
--------------------           -------------            --------------   ----------          --------------
Ruth M. Adams                  $27,800                  None             None                $ 34,500

Francis P. Brennan*             86,683                  None             None                 110,500

Joseph S. DiMartino**           None                    None             None                $448,618***

James M. Fitzgibbons            27,795                  None             None                  34,500

J. Tomlinson Fort**             None                    None             None                   None

Arthur L. Goeschel              27,604                  None             None                  35,500

Kenneth A. Himmel               26,381                  None             None                  32,750

Arch S. Jeffery**               None                    None             None                  None

Stephen J. Lockwood             26,387                  None             None                  32,750

Robert D. McBride               27,800                  None             None                  35,500

John J. Sciullo                 27,800                  None             None                  34,500

Roslyn M. Watson                27,795                  None             None                  34,550


#    Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.
     Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,342 for the Company.
*    Compensation of Francis Brennan includes $75,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board.
**   Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel Funds.  For the fiscal year ended
     October 31, 1995, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S.
     Jeffery from Dreyfus for serving as a Board member of the Company were $17,563, $28,604 and $27,800, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) were $23,500, $35,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $3,186 for expenses attributable to the Company's Board meetings ($3,186 is not included in the $12,342 above).
***  Estimated amounts for the fiscal year ending October 31, 1995.


                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark
N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey
N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

     For the last three fiscal years, the Fund has had the following expenses:

                                   For the Fiscal Years Ended October 31,

                                   1995           1994            1993

Management fees (gross of waiver)  $2,739,876     $1,892,422      $574,496
Expense Reimbursement from            --          $  131,810       $244,604
    investment manager
Management fees waived                --            --                 --


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange (the "NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


     The basis of the exchange will depend upon the relative NAV of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.
For further information about "in-kind" purchases, call 1-800-645-6561.


                              DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."

     Investor shares are subject to fees for distribution and shareholder services.

     Distribution Plan--Investor Shares. The Securities and Exchange Commission (the "SEC") has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan (the "Plan"), and may enter into Agreements with Agents pursuant to its Plan.

     Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Fund's Investor shares.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company or Dreyfus (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.

     For the fiscal year ended October 31, 1995, the Fund paid the Distributor and Dreyfus Service Corporation $28,780 and $40,070, respectively, pursuant to the Plan.



                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                              Transfer Agent's
     Transmittal Code         Answer Back Sign

     144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contracting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares-- Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege.
In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     To qualify for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code") the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirements"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.


     Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign invest-ors.

     Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


     Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).


     Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.



                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During fiscal 1995, the Fund paid brokerage commissions of $92,515 to affiliates of Dreyfus or Mellon Bank. The amount paid to affiliated brokerage firms during the fiscal year ended October 31, 1995, was approximately 16% of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately 17.54% of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.

     The Company's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The brokerage commissions paid by the Fund for fiscal years ended October 31, 1995, 1994 and 1993 were $572,664, $620,361 and $141,241, respectively. The principal reason for the increase in the Fund's brokerage commissions for the three years was an increase in assets.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the fiscal year ended October 31, 1994 and October 31, 1995 were 106% and 60%, respectively:

                    Fiscal Year Ended October 31,
                         1995      1994
                         60%       106%


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for Investor shares and Class R shares for the periods April 6, 1994 and December 31, 1987 to October 31, 1995 was 29.68% and 205.12%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return (expressed as a percentage) for the Investor shares of the Fund for the periods noted were:

                         Average Annual Total Return for the
                         Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Investor Shares          23.96%      --        --      18.00%
                                                       (4/6/94)

Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return (expressed as a percentage) for the Class R shares of the Fund for the periods noted were:

                         Average Annual Total Return for the
                         Periods Ended October 31, 1995

                         1 Year    5 Years   10 Years  Inception

Class R Shares           24.33%    17.42%      --      15.29%
                                                       (12/31/87)

Inception date appears in parentheses following the average annual total return since inception.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, advertising materials for the Fund may refer to, or include commentary by, the Fund's primary portfolio manager, Bert Mullins, relating to his investment strategy, the asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials for the Fund may refer to the Fund's quantitative disciplined approach to stock market investing and the number of stocks analyzed by Dreyfus.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258 is the Fund's Custodian. Dreyfus Transfer, Inc., a wholly--owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.

Dreyfus Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

    Shares           Common Stocks--97.5%                            Value
--------------                                                     -------------
                     Basic Industries--5.2%
        21,900       Dow Chemical................................. $   1,502,887
        63,500       du Pont (E.I.) de Nemours & Company..........     3,960,813
        18,900       Eastman Chemical Corporation.................     1,124,550
        48,300       Georgia-Pacific Corporation..................     3,984,750
        31,100       International Paper Company..................     1,150,700
        38,200       Morton International.........................     1,165,100
        51,700       PPG Industries, Inc..........................     2,197,250
        91,700       Praxair, Inc.................................     2,475,900
        13,300       Rohm & Haas..................................       734,825
        14,800       Temple-Inland................................       673,400
        39,900       Westvaco.....................................     1,107,225
        36,900       Weyerhaeuser Company.........................     1,628,212
                                                                   -------------
                                                                      21,705,612
                                                                   -------------
                     Consumer Cyclical--12.2%
        49,400       Albertson's, Inc.............................     1,642,550
        29,600       Capital Cities/ABC, Inc......................     3,511,300
        68,300       Circuit City Stores, Inc.....................     2,279,512
        30,200       Disney (Walt) Company........................     1,740,275
        39,100       Echlin, Inc..................................     1,397,825
        24,200       Eckard +.....................................       958,925
        87,900       Federated Department Stores, Inc.+...........     2,230,463
        94,900       Ford Motor Company...........................     2,728,375
        32,500       General Instruments Corporation+.............       617,500
       115,400       General Motors Corporation...................     5,048,750
        31,900       Goodyear Tire & Rubber Company...............     1,212,200
        18,600       King World Productions, Inc.+................       648,675
        29,800       Kroger Co. +.................................       994,575
       129,600       Limited, Inc.................................     2,381,400
        93,300       Lowe's Companies, Inc........................     2,519,100
        34,700       Marriott International.......................     1,279,562
        69,300       May Department Stores........................     2,720,025
        66,100       McDonald's Corporation.......................     2,710,100
        95,700       News Corporation, Ltd., ADS..................     1,902,038
        28,700       Outback Steakhouse, Inc.+....................       900,462
        24,200       Reynolds & Reynolds, Cl. A...................       862,125
        34,000       Safeway Inc.+................................     1,606,500
        13,000       Scholastic Corporation +.....................       802,750
       108,600       Sears, Roebuck & Company.....................     3,692,400
        64,900       Viacom Cl.B +................................     3,245,000
        21,900       Viking Office Products +.....................       974,550
                                                                   -------------
                                                                      50,606,937
                                                                   -------------
                     Consumer Services--21.1%
        17,400       3Com +.......................................       817,800
        29,800       Adaptec Inc.+................................     1,326,100


        14,200       Arrow Electronics +..........................$      720,650
        15,900       Autodesk, Inc................................       540,600
        37,900       Avnet, Inc...................................     1,909,213
        17,400       BMC Software, Inc. +.........................       619,875
        22,200       Bay Networks +...............................     1,470,750
         9,150       Cadence Design System +......................       295,088
        54,000       Case Corporation.............................     2,058,750
        15,600       Ceridian Corporation +.......................       678,600
        31,800       cisco Systems +..............................     2,464,500
        14,900       Compaq Computer Corporation+.................       830,675
        51,600       Computer Associates International, Inc.......     2,838,000
        43,400       Compuware Corporation+.......................       987,350
        16,600       Deere & Company..............................     1,483,625
        30,000       Eaton Corporation............................     1,537,500
        16,200       Emerson Electric.............................     1,154,250
       182,500       General Electric Company.....................    11,543,125
        18,800       General Motors Corporation, Cl. E ...........       885,950
        40,000       General Motors Corporation, Cl. H ...........     1,680,000
        33,700       Harnischfeger Industry, Inc..................     1,061,550
        21,100       Harsco Corp..................................     1,113,025
        49,900       Hewlett-Packard Company......................     4,621,988
        20,900       Illinois Tool Works..........................     1,214,813
        75,300       Intel Corporation............................     5,261,587
        50,300       International Business Machines..............     4,891,675
        46,827       Lockheed Martin..............................     3,190,089
        37,500       Manpower.....................................     1,017,187
        23,100       McDonnell Douglas Corporation ...............     1,888,425
        31,900       Microsoft +..................................     3,190,000
        33,600       Motorola, Inc................................     2,205,000
        12,500       Omnicom Group................................       798,437
        79,700       Oracle Systems Corporation+..................     3,476,912
        50,200       Raytheon Company.............................     2,189,975
        19,500       Sun Microsystems, Inc.+......................     1,521,000
        43,300       Texas Instruments............................     2,955,225
        40,400       Textron, Inc.................................     2,777,500
        32,800       Thermo Electron Corporation+.................     1,508,800
        31,600       United Technologies..........................     2,804,500
        32,300       Varity Corporation+..........................     1,170,875
        21,500       Xerox Corporation............................     2,789,625
                                                                   -------------
                                                                      87,490,589
                                                                   -------------
                     Consumer Staples--12.1%
        36,300       CPC International, Inc.......................     2,409,413
       132,000       Coca-Cola Company............................     9,487,500
        54,600       ConAgra, Inc.................................     2,108,925

Dreyfus Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995


    Shares           Common Stocks--(continued)                        Value
--------------                                                     -------------
                     Consumer Staples (continued)
        46,000       Eastman Kodak Company.......................  $   2,880,750
        67,600       Gillette Company............................      3,270,150
        34,600       IBP, Inc....................................      2,071,675
        28,600       Kellogg.....................................      2,066,350
        97,100       PepsiCo, Inc................................      5,122,025
        91,100       Philip Morris Companies, Inc................      7,697,950
        42,600       Pioneer Hi-Bred International...............      2,114,025
        81,900       Procter & Gamble Company....................      6,633,900
        71,600       Sara Lee Corporation........................      2,103,250
        57,100       Seagram Co., Ltd............................      2,055,600
                                                                   -------------
                                                                      50,021,513
                                                                   -------------
                     Energy--9.1%
        79,000       Amoco Corporation...........................      5,046,125
        30,600       Atlantic Richfield..........................      3,266,550
        47,000       British Petroleum, ADR......................      4,147,750
       148,400       Exxon Corporation...........................     11,334,050
        51,500       Halliburton.................................      2,137,250
        32,300       Pacific Enterprises.........................        799,425
        34,500       Pogo Producing Company......................        694,313
        61,500       Royal Dutch Petroleum, N.V..................      7,556,812
        38,900       Sonat, Inc..................................      1,118,375
        90,000       USX-Marathon Group..........................      1,597,500
                                                                   -------------
                                                                      37,698,150
                                                                   -------------
                     Health Care--10.1%
        99,400       Abbott Laboratories.........................      3,951,150
        41,900       American Home Products Corporation..........      3,713,388
        58,004       Columbia/HCA Healthcare Corporation.........      2,849,446
        25,300       Guidant.....................................        809,600
        41,300       Humana Inc.+................................        872,463
        80,600       Johnson & Johnson...........................      6,568,900
        41,200       Lilly (Eli).................................      3,980,950
       132,100       Merck & Company, Inc........................      7,595,750
        14,100       PacifiCare Health System, Cl. B +...........      1,025,775
        85,100       Pfizer, Inc.................................      4,882,612
        31,400       Schering-Plough Corporation.................      1,683,825
        34,000       SmithKline Beecham ADS......................      1,763,750
        41,500       United Healthcare Corporation...............      2,204,688
                                                                   -------------
                                                                      41,902,297
                                                                   -------------
                     Interest Sensitive--12.1%
        90,279       Allstate....................................      3,317,753
        50,400       American General Corporation ...............      1,656,900
        22,800       Bank of Boston Corporation .................      1,014,600


       109,200       Bank of New York, Inc.......................  $   4,586,400
        81,900       BankAmerica Corporation.....................      4,709,250
        27,400       CIGNA Corporation...........................      2,716,025
        67,300       Chase Manhattan Corporation.................      3,836,100
        64,500       Citicorp....................................      4,184,437
        34,100       CoreStates Financial Corporation............      1,240,388
        40,600       Dean Witter, Discover & Company.............      2,019,850
        16,700       Federal National Mortgage Association.......      1,751,413
        35,200       First Bank System, Inc......................      1,751,200
        34,300       First Chicago...............................      2,328,113
         7,600       First Interstate Bancorp....................        980,400
        23,800       First USA, Inc..............................      1,094,800
        26,300       MBNA Corporation............................        969,812
        29,600       Old Republic International Corporation......        847,300
        36,300       Providian Corporation.......................      1,424,775
        26,800       SAFECO Corporation..........................      1,720,225
        40,100       St. Paul Companies..........................      2,035,075
        17,100       Standard Federal Bank.......................        607,050
       104,900       Travelers Group, Inc........................      5,297,450
                                                                   -------------
                                                                      50,089,316
                                                                   -------------
                     Mining and Metals--1.9%
        71,100       Aluminum Company of America.................      3,626,100
        64,800       Barrick Gold................................      1,498,500
        17,700       Phelps Dodge Corporation....................      1,121,738
        25,400       Potash Corporation Saskatchewan, Inc........      1,768,475
                                                                   -------------
                                                                       8,014,813
                                                                   -------------
                     Transportation--1.5%
        13,800       AMR Corporation+............................        910,800
        41,600       Conrail, Inc................................      2,860,000
        17,000       Delta Air Lines, Inc........................      1,115,625
        32,100       Illinois Central Corporation................      1,227,825
           505       Transport Holdings, Cl. A...................         19,821
                                                                   -------------
                                                                       6,134,071
                                                                   -------------
                     Utilities--12.3%
       157,700       AT&T Corporation............................     10,092,800
       112,100       Ameritech Corporation.......................      6,053,400
        35,900       Bell Atlantic Corporation...................      2,284,137
        32,300       Boston Edison...............................        884,213
        47,000       CMS Energy Corporation......................      1,298,375
        60,500       Consolidated Edison Company, Inc............      1,837,687
        84,900       Entergy Corporation.........................      2,419,650


Dreyfus Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

    Shares           Common Stocks--(continued)                        Value
--------------                                                     -------------
                     Utilities (continued)
        31,700       FPL Group, Inc..............................  $   1,327,438
       116,200       GTE Corporation.............................      4,793,250
        29,800       Illinova Corporation........................        845,575
       112,700       MCI Communications Corporation..............      2,810,456
        39,100       Pacific Telesis Group.......................      1,187,662
        31,900       Pinnacle West Capital Corporation...........        877,250
       103,100       SBC Communications..........................      5,760,713
        66,500       Southern Company............................      1,587,688
        60,200       Texas Utilities.............................      2,212,350
        65,100       Unicom Corporation..........................      2,132,025
        74,200       Worldcom +..................................      2,420,776
                                                                  --------------
                                                                      50,825,445
                                                                  --------------
                     TOTAL COMMON STOCKS
                       (cost $344,531,157).......................   $404,488,743
                                                                  --------------
Principal
 Amount                                                                Value
--------------                                                     -------------
                     REPURCHASE
                       AGREEMENT--3.3%
   $13,664,876       Agreement with Goldman
                       Sachs & Company Tri-Party
                       Repurchase Agreement,
                       5.88% dated 10/31/95,
                       to be repurchased at
                       $13,667,108 on 11/1/95,
                       collaterized by $13,664,932
                       U.S. Treasury Notes,
                       5.375% due 5/31/98
                       (Cost $13,664,876)...........                $ 13,664,876
                                                                   -------------

TOTAL INVESTMENTS
  (cost $358,196,033)...............................       100.8%   $418,153,619
LIABILITIES, LESS CASH AND
  RECEIVABLES.......................................         (.8%)  $ (3,318,591)
                                                         --------  -------------
NET ASSETS..........................................        100.0%  $414,835,028
                                                         --------  -------------
                                                         --------  -------------

Note to Statement of Investments;
--------------------------------------------------------------------------------
+ Non-income producing security.


                     See notes to financial statements.

Dreyfus Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value (cost $358,196,033)-see Statement of
      Investments (including repurchase agreement of $13,664,876)...........                               $418,153,619
    Cash....................................................................                                      5,971
    Receivable for investment securities sold...............................                                 12,496,665
    Receivable for Capital Stock sold.......................................                                  1,286,719
    Dividends and interest receivable.......................................                                    538,152
                                                                                                         --------------
                                                                                                            432,481,126
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................              $   569,288
    Due to Distributor-Note 2(b)............................................                     6,846
    Payable for investment securities purchased.............................                13,714,391
    Payable for Capital Stock redeemed......................................                 3,288,122
    Directors' fees payable-Note 2(c).......................................                    67,451       17,646,098
                                                                                         -------------   --------------
NET ASSETS..................................................................                               $414,835,028
                                                                                                         --------------
                                                                                                         --------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $343,028,316
    Accumulated undistributed investment income-net.........................                                  1,455,310
    Accumulated undistributed net realized gain on investments..............                                 10,393,816
    Accumulated net unrealized appreciation on investments-Note 3...........                                 59,957,586
                                                                                                         --------------

NET ASSETS at value.........................................................                               $414,835,028
                                                                                                         --------------
                                                                                                         --------------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (80 million shares of $.001 par value Capital Stock authorized)
      ($32,189,212 / 1,457,759 shares of Capital Stock outstanding).........                                     $22.08
                                                                                                                -------
                                                                                                                -------
    Class R Shares
      (165 million shares of $.001 par value Capital Stock authorized)
      ($382,645,816 / 17,321,416 shares of Capital Stock outstanding).......                                     $22.09
                                                                                                                -------
                                                                                                                -------

                 See notes to financial statements.

Dreyfus Disciplined Stock Fund
----------------------------------------------------------------------------
Statement of Operations                          Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................              $  7,185,876
      Interest..............................................................                   594,559
                                                                                         -------------
          Total Income......................................................                               $  7,780,435
    Expenses:
      Management fee-Note 2(a)..............................................                 2,739,876
      Distribution fee (Investor shares)-Note 2(b)..........................                    68,850
      Directors' fees and expenses-Note 2(c)................................                    52,429
                                                                                         -------------
          Total Expenses....................................................                                  2,861,155
                                                                                                          -------------
          INVESTMENT INCOME-NET.............................................                                  4,919,280

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................               $10,544,076
    Net unrealized appreciation on investments..............................                54,555,889
                                                                                         -------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                 65,099,965
                                                                                                          -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $70,019,245
                                                                                                          -------------
                                                                                                          -------------

                      See notes to financial statements.

Dreyfus Disciplined Stock Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Year Ended October 31,
                                                                                     --------------------------------
                                                                                           1995              1994
                                                                                     --------------     -------------
OPERATIONS:
    Investment income-net................................................            $    4,919,280    $    3,269,818
    Net realized gain on investments.....................................                10,544,076         7,508,638
    Net unrealized appreciation (depreciation) on investments for the year               54,555,889        (2,678,128)
                                                                                     --------------     -------------
      Net Increase In Net Assets Resulting From Operations...............                70,019,245         8,100,328
                                                                                     --------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Investor Shares....................................................                  (323,712)          (31,895)
      Class R Shares.....................................................                (4,170,807)       (2,567,476)
    Net realized gain on investments:
      Investor Shares....................................................                  (607,507)             --
      Class R Shares.....................................................                (5,904,735)       (4,454,514)
                                                                                     --------------     -------------
        Total Dividends..................................................               (11,006,761)       (7,053,885)
                                                                                     --------------     -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                31,801,974        19,823,569
      Class R Shares.....................................................               205,045,630       200,565,074
    Dividends reinvested:
      Investor Shares....................................................                   227,141            10,293
      Class R Shares.....................................................                 7,292,203         5,583,366
    Cost of shares redeemed:
      Investor Shares....................................................               (24,904,167)         (779,735)
      Class R Shares.....................................................              (122,289,547)      (60,554,414)
                                                                                     --------------     -------------
      Increase In Net Assets From Capital Stock Transactions.............                97,173,234       164,648,153
                                                                                     --------------     -------------
        Total Increase In Net Assets.....................................               156,185,718       165,694,596
NET ASSETS:
    Beginning of year....................................................               258,649,310        92,954,714
                                                                                     --------------     -------------
    End of year (including undistributed investment income-net:
      $1,455,310 in 1995 and $1,030,549 in 1994).........................              $414,835,028      $258,649,310
                                                                                     --------------     -------------
                                                                                     --------------     -------------

                                                                         Shares
                                              --------------------------------------------------------------
                                                    Inventor Shares                     Class R Shares
                                              ---------------------------        ---------------------------
                                                 Year Ended October 31,             Year Ended October 31,
                                              ---------------------------        ---------------------------
                                                 1995             1994*             1995              1994*
                                              ----------        ---------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...........................     1,765,427        1,098,681        10,432,849        10,921,206
    Shares issued for dividends reinvested        12,685              575           406,003           308,851
    Shares redeemed.......................    (1,376,660)         (42,949)       (6,410,071)       (3,310,422)
                                              ----------        ---------        ----------        ----------
      Net Increase In Shares Outstanding..       401,452        1,056,307         4,428,781         7,919,635
                                              ----------        ---------        ----------        ----------
                                              ----------        ---------        ----------        ----------

* The Fund commenced selling Investor shares on April 6, 1994. Any shares outstanding prior to April 4, 1994 were designated Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.


                         See notes to financial statements.

Dreyfus Disciplined Stock Fund
------------------------------------------------------------------------
Financial Highlights

    Reference is made to pages 5 and 6 of the Fund's Prospectus dated February 28, 1996.


                       See notes to financial statments.

Dreyfus Disciplined Stock Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

          The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Disciplined Stock Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R Shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the rights. The Fund's manager, acting under the supervision of the Board of Directors,

Dreyfus Disciplined Stock Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Investor shares and Class R shares in the amount of $0.0640 per share and $0.0782 per share, respectively, payable on November 3, 1995 to shareholders of record on November 2, 1995.
    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2 - Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $68,850.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Dreyfus Disciplined Stock Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
    (d) Brokerage Commissions: For the year ended October 31, 1995, the Fund incurred total brokerage commissions of $572,664, of which $92,515 was paid to InvestNet Corporation, a subsidiary of Mellon Bank Corporation.

NOTE 3 - Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $269,394,941 and $180,564,850, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $59,957,586, consisting of $66,712,703 gross unrealized appreciation and $6,755,117 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Disciplined Stock Fund
-------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, the results of its operations for the year the ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995



                       THE DREYFUS/LAUREL FUNDS, INC.
                     (formerly, The Laurel Funds, Inc.)

                                   PART C
                              OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

     Included in Part A:

          Financial Highlights for each of the periods indicated.

     Included in Part B:

          The following are incorporated by reference to the Registrant's Annual Reports to Shareholders for the period ended October 31, 1995 filed on January 10, 1996.

     - Report of Independent Auditors

     - Portfolio of Investments

     - Statements of Assets and Liabilities

     - Statements of Operations

     - Statements of Changes in Net Assets

     - Notes to Financial Statements

     (b)  Exhibits:

     1(a) Articles of Incorporation dated July 31, 1987. Incorporated by reference to Amendment No. 41.

     1(b) Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 39") filed on September 22, 1995.

     1(c) Articles of Amendment dated March 31, 1994. Incorporated by reference to Amendment No. 41.

     1(d) Articles Supplementary dated March 31, 1994 reclassifying shares. Incorporated by reference to Amendment No. 41.

     1(e) Articles Supplementary dated May 24, 1994 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

     1(f) Articles of Amendment dated October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

     1(g) Articles Supplementary dated December 19, 1994 designating classes. Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

     1(h) Articles of Amendment dated June 9, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

     1(i) Articles of Amendment dated August 30, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

     1(j) Articles Supplementary dated August 31, 1995 reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

     1(k) Articles of Amendment dated October 31, 1995 designating and classifying shares. Incorporated by reference to Amendment No. 41.

     1(1) Articles of Amendment dated November 22, 1995 designating and reclassifying shares. Incorporated by reference to Amendment No. 41.

     2 Bylaws. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on August 6, 1987 -- Registration No. 33-16338 ("Registration Statement").

     3         Not Applicable.

     4         Specimen security.  To be filed by amendment.

     5(a) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the European Fund. Incorporated by reference to Post-Effective Amendment No. 22 filed on September 3, 1993.

     5(b) Investment Management Agreement between Mellon Bank, N.A. and the Registrant. Incorporated by reference to Amendment No. 41.

     5(c) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the International Equity Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

     5(d) Assignment and Assumption Agreement among Mellon Bank, N.A., The Dreyfus Corporation and the Registrant (relating to Investment Management Agreement). Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

     5(e) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the European Fund). To be filed by amendment.

     5(f) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the International Equity Allocation Fund). To be filed by amendment.

     6 Distribution Agreement between Premier Mutual Fund Services, Inc. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

     7         Not Applicable.

     8(a) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 23 filed on December 30, 1993.

     8(b) Custody Agreement between the Registrant and Mellon Bank, N.A. Incorporated by reference to Amendment No. 41.

     8(c) Supplement to Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund.
               Incorporated by reference to Post-Effective Amendment No. 29 filed on May 19, 1994.

     8(d) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the International Equity Allocation Fund.
               To be filed by amendment.

     8(e) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston Safe Deposit and Trust Company. Filed herewith.

     10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 32 filed on December 19, 1994. Consent of counsel is filed herewith.

     11        Not Applicable.

     12        Not Applicable.

     13 Letter of Investment Intent. Incorporated by reference to the Registration Statement.

     14        Not Applicable.

     15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to
               Post-Effective Amendment No. 31 filed on December 13, 1994.

     15(b) Form of Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

     16        Schedule for Computation of Performance Calculation.
               Incorporated by reference to Post-Effective Amendment No. 26 filed on March 1, 1994.

     18 Rule 18f-3 Plans dated April 26, 1995. Incorporated by reference to Post-Effective Amendment No. 36 filed on May 16, 1995.

     25 Powers of Attorney of the Directors and Officers dated April 5, 1995. Incorporated by reference to Post-Effective Amendment No. 35 filed on April 7, 1995.


Item 25.  Persons Controlled by or Under Common Control with Registrant

     Not Applicable.

Item 26.  Number of Holders of Securities

     Set forth below are the number of recordholders of securities of the Registrant as of January 31, 1996:

                                                  Number of Record Holders

                                                  Investor
Title of Class                                    Class          Class R

Dreyfus Disciplined Stock Fund                    1,295          14,898

Dreyfus Bond Market Index Fund                       15              16



Item 27.  Indemnification

     Incorporated by reference to Registration Statement.


Item 28.  Business and Other Connections of Investment Adviser

     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940, as amended, and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President and                 Lion Management, Inc.*;
General Counsel               Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Life and Annuity Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          57)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          58)  Dreyfus 100% U.S. Treasury Long Term Fund
          59)  Dreyfus 100% U.S. Treasury Money Market Fund
          60)  Dreyfus 100% U.S. Treasury Short Term Fund
          61)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          62)  Dreyfus Pennsylvania Municipal Money Market Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Short-Term Income Fund, Inc.
          66)  The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Strategic Income
          68)  Dreyfus Strategic Investing
          69)  Dreyfus Tax Exempt Cash Management
          70)  The Dreyfus Third Century Fund, Inc.
          71)  Dreyfus Treasury Cash Management
          72)  Dreyfus Treasury Prime Cash Management
          73)  Dreyfus Variable Investment Fund
          74)  Dreyfus-Wilshire Target Funds, Inc.
          75)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          76)  General California Municipal Bond Fund, Inc.
          77)  General California Municipal Money Market Fund
          78)  General Government Securities Money Market Fund, Inc.
          79)  General Money Market Fund, Inc.
          80)  General Municipal Bond Fund, Inc.
          81)  General Municipal Money Market Fund, Inc.
          82)  General New York Municipal Bond Fund, Inc.
          83)  General New York Municipal Money Market Fund
          84)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          85)  Peoples Index Fund, Inc.
          86)  Peoples S&P MidCap Index Fund, Inc.
          87)  Premier Insured Municipal Bond Fund
          88)  Premier California Municipal Bond Fund
          89)  Premier Capital Growth Fund, Inc.
          90)  Premier Global Investing, Inc.
          91)  Premier GNMA Fund
          92)  Premier Growth Fund, Inc.
          93)  Premier Municipal Bond Fund
          94)  Premier New York Municipal Bond Fund
          95)  Premier State Municipal Bond Fund
          96)  Premier Strategic Growth Fund


(b)
                                                              Positions and
Name and principal       Positions and offices with           offices with
business address         the Distributor                      Registrant
__________________       ___________________________          _____________

Marie E. Connolly+       Director, President, Chief           President and
                         Executive Officer and Compliance     Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer     Assistant
                         and Chief Financial Officer          Treasurer

John E. Pelletier+       Senior Vice President, General       Vice President
                         Counsel, Secretary and Clerk         and Secretary

Frederick C. Dey++       Senior Vice President                Vice President
                                                              and Assistant
                                                              Treasurer

Eric B. Fischman++       Vice President and Associate         Vice President
                         General Counsel                      and Assistant
                                                              Secretary

Margaret Pardo+          Paralegal                            Assistant
                                                              Secretary

Paul Prescott+           Vice President                       None

Elizabeth Bachman++      Assistant Vice President             Vice President
                                                              and Assistant
                                                              Secretary

Mary Nelson+             Assistant Treasurer                  None

John J. Pyburn++         Assistant Treasurer                  Assistant
                                                              Treasurer

Jean M. O'Leary+         Assistant Secretary and              None
                         Assistant Clerk

John W. Gomez+           Director                             None

William J. Nutt+         Director                             None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc.,
               a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

            2. The Bank of New York
               90 Washington Street
               New York, New York 10286

            3. Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02903-9671

            4. The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (a)       Not Applicable.

  (b) Registrant has elected to include its Management's discussion of fund performance required under Form N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.) certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 1996.


                              THE DREYFUS/LAUREL FUNDS, INC.

                              /s/Marie E. Connolly*
                                 Marie E. Connolly*
                                 President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                 Title                    Date
     ---------                 -----                    ----

     /s/Marie E. Connolly*
     _______________________   President, Treasurer     02/28/96
     Marie E. Connolly


     /s/Francis P. Brennan*
     _______________________   Director,
     Francis P. Brennan        Chairman of the Board    02/28/96


     /s/Ruth Marie Adams*
     _______________________   Director                 02/28/96
     Ruth Marie Adams


     /s/Joseph S. DiMartino*
     _______________________   Director                 02/28/96
     Joseph S. DiMartino


     /s/James M. Fitzgibbons*
     ________________________  Director                 02/28/96
     James M. Fitzgibbons


     /s/Kenneth A. Himmel*
     ________________________  Director                 02/28/96
     Kenneth A. Himmel


     /s/Stephen J. Lockwood*
     ________________________  Director                 02/28/96
     Stephen J. Lockwood


     /s/Roslyn M. Watson*
     ________________________  Director                 02/28/96
     Roslyn M. Watson


     /s/J. Tomlinson Fort*
     ________________________  Director                 02/28/96
     J. Tomlinson Fort


     /s/Arthur L. Goeschel*
     ________________________  Director                 02/28/96
     Arthur L. Goeschel


     /s/Arch S. Jeffery*
     ________________________  Director                 02/28/96
     Arch S. Jeffery


     /s/Robert D. McBride*
     ________________________  Director                 02/28/96
     Robert D. McBride


     /s/John J. Sciullo*
     ________________________  Director                 02/28/96
     John J. Sciullo


*By:  /s/Eric B. Fischman
      ______________________
      Eric B. Fischman,
      Attorney-in-Fact